EXHIBIT 10.21

WYNDCREST DD HOLDINGS, INC.

Piggyback Registration Rights Agreement

This Piggyback Registration Rights Agreement is made as of March 23, 2007 by and among Wyndcrest DD Holdings, Inc., a Delaware corporation (the “Company”), and the Holders signatory hereto (the “Holders”), pursuant to the terms of Section 5.4 of the SPA (as defined infra).

NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Holders hereby agree as follows:

AGREEMENT

1. Definitions. As used herein, the following terms shall have the following respective meanings:

“Common Stock” means the Common Stock, par value $0.0001 per share, of the Company.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

“Other Registrable Securities” means any and all shares of the Common Stock and other securities issued by the Company that are covered by piggyback registration rights similar to those conferred on the Holders pursuant to the terms of this Piggyback Registration Rights Agreement (but which may include rights of priority with respect to inclusion in piggyback registrations of the Company’s securities).

“Permitted Transferee” means, with respect to any Holder, (i) a corporation or other form of legal entity controlled by such Holder, (ii) any trust or other estate in which such Holder or any person referenced in the following clause (iii) has a substantial beneficial interest, and (iii) any spouse and any ancestors, lineal descendents and siblings of such Holder or such spouse.

“Person” means an individual, a partnership, a corporation, an association, a joint stock company, a limited liability company, a trust, a joint venture, an unincorporated organization or a governmental entity or any department, agency or political subdivision thereof.

“Registrable Securities” means any and all (i) shares of the Common Stock issued to the Holders in the form of restricted stock pursuant to the terms of the SPA, as and when vested pursuant to the terms of the applicable restricted stock agreement; (ii) equity securities issued in respect of the shares of Common Stock referred to in the preceding clause (i) in any reorganization; and (iii) equity securities issued in respect of the securities referred in the preceding clauses (i) and (ii) as the result of a stock split, stock dividend, recapitalization or combination; in each case, as held by the Holders, or their Permitted Transferees to whom they have transferred ownership of such shares as permitted by the terms of this Piggyback Registration Rights Agreement.

“Registration Expenses” means all expenses incident to the Company’s performance of or compliance with this Piggyback Registration Rights Agreement, including, without limitation: (i) all registration and filing fees, (ii) fees and expenses relating to compliance with securities or blue sky laws (including fees and expenses of counsel in connection with blue sky qualifications of the securities registered), (iii) printing, messenger and delivery expenses, (iv) internal expenses of the Company (including all salaries and expenses of its officers and employees performing legal or accounting duties), (v) fees and expenses of counsel for the Company and fees and expenses for independent certified public accountants retained by the Company (including the expenses of any comfort letters or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters), (vi) fees and expenses of any special experts retained by the Company in connection with such registration, (vii) reasonable fees and expenses of a single counsel for the holders of Registrable Securities and Other Registrable Securities participating in the subject offering selected by the holders of a majority of the Registrable Securities and Other Registrable Securities offered therein, (viii) fees and expenses in connection with any review of underwriting arrangements by the National Association of Securities Dealers, Inc. (the “NASD”) and (ix) fees and expenses of underwriters customarily paid by issuers or sellers of securities (but not including any underwriting discounts or commissions attributable to the sale of Registrable Securities).

“Rule 144” means Rule 144 promulgated under the Securities Act (or any similar rule then in force).

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the U.S. Securities Act of 1933, as amended.

“SPA” means that certain Share Purchase Agreement, of even date herewith, by and among the Holders, the Buyer (as defined therein) and The Foundry Visionmongers Ltd.

Unless otherwise defined in this Piggyback Registration Rights Agreement, all capitalized terms used in this Piggyback Registration Rights Agreement shall have the meanings respectively ascribed thereto in the SPA.

2. Piggyback Registrations.

(a) Right to Piggyback. Whenever the Company proposes to register the offer and sale of any of its Common Stock under the Securities Act (other than pursuant to the initial registered public offering of the Company’s equity securities by the Company (the “IPO”), and other than pursuant to a registration statement on Form S-8 or S-4 or any similar form or in connection with a registration the primary purpose of which is to register debt securities) and the registration form to be used may be used for the registration of Registrable Securities, the Company will give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and will include (subject to the priority provisions of Sections 2(c) and 2(d)) in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein (a “Piggyback Registration”) within twenty (20) days after the receipt by the holder thereof of the Company’s notice; provided, that (x) if such registration involves an underwritten public offering, all holders of Registrable Securities must sell their Registrable Securities included therein to the underwriters on the same terms and conditions as applicable to the Company and the other holders of the Company’s securities included therein and (y) if, at any time after giving written notice of its intention to register any Common Stock pursuant to this Section 2(a) and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such Common Stock, the Company shall give written notice thereof to all such holders of Registrable Securities and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration.

(b) Piggyback Registration Expenses. The Registration Expenses of the holders of Registrable Securities will be paid by the Company in all Piggyback Registrations (including, without limitation, the expenses of any withdrawn registration pursuant to Section 2(a)(y) above).

(c) Priority on Underwritten Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, the Company will include in such registration all Registrable Securities timely requested to be included in such registration; provided, that if the managing underwriters advise the Company in writing that in their good faith opinion the inclusion of any Registrable Securities in such offering would adversely affect the marketability of the offering, then such Registrable Securities shall not be permitted to be included; and provided further, that if in connection with such offering, the managing underwriters advise the Company in writing that in their opinion the total number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration (i) first, the securities the Company proposes to sell, (ii) second, Other Registrable Securities, if any, subject to contractually agreed rights of priority with respect to piggyback registrations of the Company, conformably with the terms of the applicable contractual agreement between the Company and the holder thereof, and (iii) third, the Registrable Securities and Other Registrable Securities (other than those adverted to in the foregoing clause (ii)) requested to be included in such registration reduced pro rata among the holders of such Registrable Securities and Other Registrable Securities on the basis of the respective number of shares of such Registrable Securities and Other Registrable Securities so requested to be included therein.

(d) Priority on Underwritten Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities other than Registrable Securities, and the managing underwriters advise the Company in writing that in their good faith opinion the inclusion of any Registrable Securities in the offering would adversely affect the marketability of the offering, then such Registrable Securities shall not be permitted to be included. Additionally, if in connection with such an offering, the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration, (ii) second, Other Registrable Securities, if any, subject to contractually agreed rights of priority with respect to piggyback registrations of the Company, conformably with the terms of the applicable contractual agreement between the Company and the holder thereof, and (iii) third, the Registrable Securities and Other Registrable Securities (other than those adverted to in the foregoing clause (ii)) requested to be included in such registration reduced pro rata among the holders of such Registrable Securities and Other Registrable Securities on the basis of the number of shares of such Registrable Securities and Other Registrable Securities so requested to be included therein.

3. Holdback Agreement. Each holder of Registrable Securities hereby agrees not to effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible or exercisable into or exchangeable for such securities, during the ten days prior to and during (x) the 180-day period beginning on the effective date of the IPO, and (y) the 90-day period beginning on the effective date of any Piggyback Registration that is an underwritten offering in which Registrable Securities are included; provided, that the foregoing provisions of this Section 3 shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement, and shall only be applicable to the holders of Registrable Securities if each executive officer, director and shareholder of the Company whose securities are included therein and each other holder of at least five percent (5%) (on a fully diluted basis) of Common Stock, or any securities convertible or exercisable into or exchangeable for Common Stock, agrees to similar restrictions. If the underwriters managing the registered public offering waive any such restriction for the benefit of any shareholder of the Company, they will also grant an equivalent waiver to each holder of Registrable Securities, whether or not participating in such offering.

4. Registration Procedures. Whenever the holders of Registrable Securities have requested that any Registrable Securities be included in a Piggyback Registration pursuant to Section 2 hereof, the Company will, subject to the provisions hereof, use its reasonable best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company will:

(a) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the counsel selected by the holders of a majority of the Registrable Securities and Other Registrable Securities covered by such registration statement copies of all such documents proposed to be filed);

(b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 180 days; provided, however, that (i) such 180 day period shall be extended for a period of time equal to the period that the holders of Registrable Securities refrain from selling any securities included in any underwritten registration at the request of the managing underwriters; and (ii) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such 180 day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, provided that Rule 415, or any successor rule, under the Securities Act, then permits such an offering on a continuous or delayed basis, and provided further that applicable rules under the Securities Act governing the obligation to file a post-effective amendment then permit, in lieu of filing a post-effective amendment which (I) includes any prospectus required by Section 10(a)(3) of the Securities Act or (II) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference in the registration statement of information otherwise required to be included in such a post-effective amendment that is contained in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

(c) furnish to each holder of Registrable Securities included therein such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such holder;

(d) use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such U.S. state jurisdictions as any holder thereof reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such holder (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process (i.e., service of process which is not limited solely to securities law violations) in any such jurisdiction);

(e) notify each holder of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein, in the context in which they were made, not misleading, and, at the request of any such holder, promptly prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein, in the context in which they were made, not misleading;

(f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed;

(g) provide a transfer agent, registrar and CUSIP number for all such Registrable Securities not later than the effective date of such registration statement;

(h) enter into such customary agreements (including, in the case of underwritten offerings, underwriting agreements in customary form with the managing underwriter(s) selected by the Company) and take all such other actions as the holders of a majority of the Registrable Securities and Other Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities and Other Registrable Securities (including, without limitation, effecting a stock split or a combination of shares);

(i) make available for inspection by any holder of such Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such holder or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such holder, underwriter, attorney, accountant or agent in connection with such registration statement;

(j) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company’s first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;

(k) permit any holder of Registrable Securities, that is or might reasonably be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included therein;

(l) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any securities included in such registration statement for sale in any U.S. jurisdiction, use its reasonable best efforts promptly to obtain the withdrawal of such order;

(m) use its reasonable best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other U.S. federal or state governmental agencies or authorities as may be necessary to enable the holders thereof to consummate the disposition of such Registrable Securities; and

(n) obtain a “cold comfort” letter from the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by “cold comfort” letters as the holders of a majority of the Registrable Securities and Other Registrable Securities being sold reasonably request.

If any such registration statement refers to any holder of Registrable Securities by name or otherwise as the holder of any securities of the Company and if such holder is a controlling person of the Company, such holder shall have the right to require (i) the insertion therein of language, in form and substance reasonably satisfactory to such holder and presented to the Company in writing, to the effect that the holding by such holder of such securities is not to be construed as a recommendation by such holder of the investment quality of the Company’s securities covered thereby and that such holding does not imply that such holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force, the deletion of the reference to such holder; provided, that with respect to this clause (ii) such holder shall furnish to the Company an opinion of counsel to such effect, which opinion and counsel shall be reasonably satisfactory to the Company.

5. Indemnification.

(a) The Company agrees, with respect to each Piggyback Registration, to indemnify, to the extent permitted by law, each holder of Registrable Securities included therein, his or its officers, directors, stockholders, legal counsel and accountants, and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (joint or several) to which they may become subject arising out of or based upon (i) any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in the context in which they were made, not misleading or, (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any U.S. state securities laws or any rule or regulation promulgated under the Securities Act, the Exchange Act or any U.S. state securities laws in connection with such Piggyback Registration, and shall reimburse such holder, director, officer, stockholder, legal counsel, accountant or controlling person for any legal or other expenses reasonably incurred by such holder, director, officer, stockholder, legal counsel, accountant or controlling person in connection with the investigation or defense of such loss, claim, damage, liability or expense, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder’s failure to deliver a copy of the registration statement or prospectus or any amendment or supplement thereto after the Company has timely furnished such holder with a sufficient number of copies of the same (a “Delivery Failure”). In connection with an underwritten offering, the Company will indemnify the underwriters thereof, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

(b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or related prospectus and, to the extent permitted by law, will indemnify the Company, its directors, officers, stockholders, legal counsel and accountants and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses (joint or several) resulting (i) from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in the context in which they were made, not misleading, but only to the extent that such untrue statement or omission relates to such holder and is contained in any information or affidavit so furnished in writing by such holder, or (ii) from such holder’s Delivery Failure; provided, that the obligation of each such holder to indemnify will be several and not joint and will be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

(c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification; provided, that the failure to notify the indemnifying party shall not relieve it from any liability to the indemnified party hereunder except to the extent the indemnifying party is actually prejudiced thereby, and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

(d) The indemnification provided hereunder will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party.

(e) If the indemnification provided for in this Section 5 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations, provided that no person guilty of fraud shall be entitled to contribution. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. In no event shall any contribution by a holder of Registrable Securities under this Section 5(e) exceed the net proceeds from the offering received by such holder, less any amounts paid by such holder pursuant to Section 5(b).

(f) Notwithstanding the foregoing, to the extent that the provisions relating to indemnification and contribution contained in the underwriting agreement entered into in connection with an underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(g) The obligations of the Company and the holders of Registrable Securities under this Section 5 shall survive the completion of any offering of Registrable Securities in a registration statement or otherwise.

6. Participation in Underwritten Registrations. No Person may participate in any Piggyback Registration hereunder which is underwritten unless such Person (a) agrees to sell such person’s securities on the basis provided in any underwriting arrangements approved by the Company in connection therewith, and (b) completes and executes all customary questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements; provided, that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters other than representations and warranties regarding such holder and such holder’s intended method of distribution.

7. Rule 144 Reporting. With a view to making available to the holders of Registrable Securities the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration or pursuant to a registration on Form S-3, the Company agrees to use its reasonable best efforts to:

(a) make and keep current public information available, within the meaning of Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after it has become subject to the reporting requirements of the Exchange Act;

(b) file with the SEC, in a timely manner, all reports and other documents required of the Company under the Securities Act and Exchange Act (after it has become subject to such reporting requirements); and

(c) so long as any party hereto owns any Registrable Securities, furnish to such Person forthwith upon its request, (i) a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time commencing 90 days after the effective date of the first registration filed by the Company for an offering of its securities to the general public), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies); (ii) a copy of the most recent annual or quarterly report of the Company filed with the SEC; and (iii) such other reports and documents as such Person may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration or pursuant to such form.

8. No Third Party Beneficiaries. No Person, other than the signatories hereto and the Permitted Transferees to whom the Holders have transferred ownership of their Registrable Securities, shall have any rights under this Piggyback Registration Rights Agreement. The rights contained herein may be assigned (but only with all related obligations) by a Holder to a Permitted Transferee of such Holder.

9. Termination of Piggyback Registration Rights. The right of any holder of Registrable Securities to participate pursuant to this Piggyback Registration Rights Agreement in Piggyback Registrations shall terminate on the earlier of (i) the fourth (4th) anniversary of the closing of the IPO, and (ii) the expiration of the first three-month period in which said holder would be permitted to sell all of the Registrable Securities owned by said holder without registration under the Securities Act pursuant to Rule 144.

IN WITNESS WHEREOF, the Company and the Holders have entered into this Piggyback Registration Rights Agreement as of the date first above written.

“COMPANY”	“HOLDERS”
WYNDCREST DD HOLDINGS, INC.

By: ________________________________	____________________________________
Name: John C. Textor	William Collis
Title: Co-Chairman
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Jonathan Barson

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Bruno Nicoletti

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Simon Robinson

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Sarah Clark

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Victoria Hamilton

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Ben Kent

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Ralph McEntagart

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Thalia Stevens

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Andrew Whitmore

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Philip Parsonage